Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Eli Porat, Chief Executive Officer and President of Tvia, Inc. (the “Company”), certify, in accordance with 18 U.S.C. 1350, that based on my knowledge:
(1) the Quarterly Report of the Company on Form 10-Q of the period ended September, 2005 (the “Report”), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: November 14, 2005	/s/ Eli Porat
Eli Porat
Chief Executive Officer and President